UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 26, 2024

Alcoa Corporation

(Exact name of Registrant as Specified in Its Charter)

Delaware	1-37816	81-1789115
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Isabella Street, Suite 500
Pittsburgh, Pennsylvania		15212-5858
(Address of Principal Executive Offices)		(Zip Code)

 Registrant’s Telephone Number, Including Area Code: (412) 315-2900

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	AA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01. Entry into a Material Definitive Agreement.

Transaction Process and Exclusivity Deed

On February 26, 2024 (AEDT), Alcoa Corporation (“Alcoa”) entered into a Transaction Process and Exclusivity Deed (the “Transaction Process and Exclusivity Deed”) with Alumina Limited (“Alumina”) and AAC Investments Australia Pty Ltd, a wholly owned subsidiary of Alcoa (“Bidder”). Alumina owns 40% of Alcoa World Alumina and Chemicals (“AWAC”), a joint venture between Alcoa and Alumina, and Alcoa owns the remaining 60% of AWAC.

Upon the terms and subject to the conditions set forth in the Transaction Process and Exclusivity Deed, Alcoa, Bidder and Alumina have agreed, during the Exclusivity Period (as defined below), to negotiate in good faith to seek to agree on a scheme implementation agreement (“SIA”) as expeditiously as possible, for a transaction (the “Proposed Transaction”) in which Bidder would acquire all of the shares of Alumina and each Alumina shareholder would receive 0.02854 CHESS Depositary Interests (“CDI”) for each Alumina share (the “Offer Price”), with each CDI representing beneficial ownership in one share of common stock of Alcoa (“Alcoa Share”). Subject to the entry into an SIA, Alumina’s independent non-executive directors, Managing Director and Chief Executive Officer have agreed to recommend the Proposed Transaction to Alumina’s shareholders at the Offer Price, in the absence of a superior proposal and subject to an independent expert concluding (and continuing to conclude) that the Proposed Transaction is in the best interests of Alumina shareholders.

During the period from the signing of the Transaction Process and Exclusivity Deed until the date that is 20 business days thereafter (the “Exclusivity Period”), Alumina agreed that Alumina and its representatives will not solicit any competing proposals and will notify Alcoa in the event that it receives any competing proposal.

Upon closing of the Proposed Transaction (the “Closing”), two mutually agreed upon existing directors from Alumina’s Board of Directors would be appointed to Alcoa’s Board of Directors.

The foregoing description of the Transaction Process and Exclusivity Deed does not purport to be complete, and is qualified in its entirety by reference to the full text of the Transaction Process and Exclusivity Deed, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

Share Sale Agreement

On February 26, 2024 (AEDT), Alcoa also entered into a Conditional Share Sale Agreement with Allan Gray Australia Pty Ltd (“Allan Gray Australia”) and Bidder (the “Share Sale Agreement”).

Upon the terms and subject to the conditions set forth in the Share Sale Agreement, Allan Gray Australia agreed to give Alcoa (via the Bidder) the right to acquire up to 577,434,602 shares of Alumina held by Allan Gray Australia at the Offer Price (reduced by the value of any dividends paid on Alumina shares prior to the Closing). Alcoa’s right to acquire such Alumina shares is subject to conditions and terminates three months after the date of the Share Sale Agreement if Alumina has not announced that an SIA has been entered into by such date.

The foregoing description of the Share Sale Agreement does not purport to be complete, and is qualified in its entirety by reference to the full text of the Share Sale Agreement, which is attached hereto as Exhibit 2.2 and is incorporated herein by reference.

ITEM 9.01. Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description
2.1	Transaction Process and Exclusivity Deed, by and among Alumina Limited, AAC Investments Australia Pty Ltd and Alcoa Corporation, dated as of February 26, 2024
2.2	Share Sale Agreement, by and among Allan Gray Australia Pty Ltd, AAC Investments Australia Pty Ltd and Alcoa Corporation, dated as of February 26, 2024
104	Cover Page Interactive Date File - the cover page XBRL tags are embedded within the Inline XBRL document

Forward-Looking Statements

This communication contains statements that relate to future events and expectations and as such constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include those containing such words as “aims,” “ambition,” “anticipates,” “believes,” “could,” “develop,” “endeavors,” “estimates,” “expects,” “forecasts,” “goal,” “intends,” “may,” “outlook,” “potential,” “plans,” “projects,” “reach,” “seeks,” “sees,” “should,” “strive,” “targets,” “will,” “working,” “would,” or other words of similar meaning. All statements by Alcoa Corporation (“Alcoa”) that reflect expectations, assumptions or projections about the future, other than statements of historical fact, are forward-looking statements, including, without limitation, statements regarding the proposed transaction; the ability of the parties to negotiate, enter into and complete the proposed transaction; the expected benefits of the proposed transaction, the competitive ability and position following completion of the proposed transaction; forecasts concerning global demand growth for bauxite, alumina, and aluminum, and supply/demand balances; statements, projections or forecasts of future or targeted financial results, or operating performance (including our ability to execute on strategies related to environmental, social and governance matters); statements about strategies, outlook, and business and financial prospects; and statements about capital allocation and return of capital. These statements reflect beliefs and assumptions that are based on Alcoa’s perception of historical trends, current conditions, and expected future developments, as well as other factors that management believes are appropriate in the circumstances. Forward-looking statements are not guarantees of future performance and are subject to known and unknown risks, uncertainties, and changes in circumstances that are difficult to predict. Although Alcoa believes that the expectations reflected in any forward-looking statements are based on reasonable assumptions, it can give no assurance that these expectations will be attained and it is possible that actual results may differ materially from those indicated by these forward-looking statements due to a variety of risks and uncertainties. Such risks and uncertainties include, but are not limited to: (1) the outcome of any discussions between Alcoa and Alumina Limited with respect to the proposed transaction, including the possibility that the parties will not agree to pursue a transaction or that the terms of any such transaction will be materially different from those described herein, (2) the non-satisfaction or non-waiver, on a timely basis or otherwise, of one or more closing conditions to the proposed transaction; (3) the prohibition or delay of the consummation of the proposed transaction by a governmental entity; (4) the risk that the proposed transaction may not be completed in the expected time frame or at all; (5) unexpected costs, charges or expenses resulting from the proposed transaction; (6) uncertainty of the expected financial performance following completion of the proposed transaction; (7) failure to realize the anticipated benefits of the proposed transaction; (8) the occurrence of any event that could give rise to termination of the proposed transaction; (9) potential litigation in connection with the proposed transaction or other settlements or investigations that may affect the timing or occurrence of the contemplated transaction or result in significant costs of defense, indemnification and liability; (10) the impact of global economic conditions on the aluminum industry and aluminum end-use markets; (11) volatility and declines in aluminum and alumina demand and pricing, including global, regional, and product-specific prices, or significant changes in production costs which are linked to LME or other commodities; (12) the disruption of market-driven balancing of global aluminum supply and demand by non-market forces; (13) competitive and complex conditions in global markets; (14) our ability to obtain, maintain, or renew permits or approvals necessary for our mining operations; (15) rising energy costs and interruptions or uncertainty in energy supplies; (16) unfavorable changes in the cost, quality, or availability of raw materials or other key inputs, or by disruptions in the supply chain; (17) our ability to execute on our strategy to be a lower cost, competitive, and integrated aluminum production business and to realize the anticipated benefits from announced plans, programs, initiatives relating to our portfolio, capital investments, and developing technologies; (18) our ability to integrate and achieve intended results from joint ventures, other strategic alliances, and strategic business transactions; (19) economic, political, and social conditions, including the impact of trade policies and adverse industry publicity; (20) fluctuations in foreign currency exchange rates and interest rates, inflation and other economic factors in the countries in which we operate; (21) changes in tax laws or exposure to additional tax liabilities; (22) global competition within and beyond the aluminum industry; (23) our ability to obtain or maintain adequate insurance coverage; (24) disruptions in the global economy caused by ongoing regional conflicts; (25) legal proceedings, investigations, or changes in foreign and/or U.S. federal, state, or local laws, regulations, or policies; (26) climate change, climate change legislation or regulations, and efforts to reduce emissions and build operational resilience to extreme weather conditions; (27) our ability to achieve our strategies or expectations relating to environmental, social, and governance considerations; (28) claims, costs and liabilities related to health, safety, and environmental laws, regulations, and other requirements, in the jurisdictions in which we operate; (29) liabilities resulting from impoundment structures, which could impact the environment or cause exposure to hazardous substances or other damage; (30) our ability to fund capital expenditures; (31) deterioration in our credit profile or increases in interest rates; (32) restrictions on our current and future operations due to our indebtedness; (33) our ability to continue to return capital to our stockholders through the payment of cash dividends and/or the repurchase of our common stock; (34) cyber attacks, security breaches, system failures, software or application vulnerabilities, or other cyber incidents; (35) labor market conditions, union disputes and other employee relations issues; (36) a decline in the liability discount rate or lower-than-expected investment returns on pension assets; and (37) the other risk factors discussed in Part I Item 1A of Alcoa’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 and other reports filed by Alcoa with the SEC. These risks, as well as other risks associated with the proposed transaction, will be more fully discussed in the proxy statement. Alcoa cautions readers not to place undue reliance upon any such forward-looking statements, which speak only as of the date they are made. Alcoa disclaims any obligation to update publicly any forward-looking statements, whether in response to new information, future events or otherwise, except as required by applicable law. Market projections are subject to the risks described above and other risks in the market. Neither Alcoa nor any other person assumes responsibility for the accuracy and completeness of any of these forward-looking statements and none of the information contained herein should be regarded as a representation that the forward-looking statements contained herein will be achieved.

Additional Information and Where to Find It

This communication does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities. This communication relates to the proposed transaction. In connection with the proposed transaction, Alcoa plans to file with the SEC a proxy statement on Schedule 14A (the “Proxy Statement”). This communication is not a substitute for the Proxy Statement or any other document that Alcoa may file with the SEC and send to its shareholders in connection with the proposed transaction. The issuance of the stock consideration in the proposed transaction will be submitted to Alcoa’s stockholders for their consideration. The Proxy Statement will contain important information about Alcoa, the proposed transaction and related matters. Before making any voting decision, Alcoa’s stockholders should read all relevant documents filed or to be filed with the SEC completely and in their entirety, including the Proxy Statement, as well as any amendments or supplements to those documents, when they become available, because they will contain important information about Alcoa and the proposed transaction.

Alcoa’s stockholders will be able to obtain a free copy of the Proxy Statement, as well as other filings containing information about Alcoa, free of charge, at the SEC’s website (www.sec.gov). Copies of the Proxy Statement and other documents filed by Alcoa with the SEC may be obtained, without charge, by contacting Alcoa through its website at https://investors.alcoa.com/.

Participants in the Solicitation

Alcoa, its directors, executive officers and other persons related to Alcoa may be deemed to be participants in the solicitation of proxies from Alcoa’s stockholders in connection with the proposed transaction. Information about the directors and executive officers of Alcoa and their ownership of common stock of Alcoa is set forth in the section entitled “Information about our Executive Officers” included in Alcoa’s annual report on Form 10-K for the fiscal year ended December 31, 2023, which was filed with the SEC on February 21, 2024 (and which is available at https://www.sec.gov/ixviewer/ix.html?doc=/Archives/edgar/data/1675149/000095017024018069/aa-20231231.htm), and in the sections entitled “Director Nominees” and “Stock Ownership of Directors and Executive Officers” included in its proxy statement for its 2023 annual meeting of stockholders, which was filed with the SEC on March 16, 2023 (and which is available at https://www.sec.gov/Archives/edgar/data/1675149/000119312523072587/d427643ddef14a.htm). Additional information regarding the persons who may, under the rules of the SEC, be deemed participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the Proxy Statement and other relevant materials to be filed with the SEC in connection with the proposed transaction when they become available. Free copies of these documents may be obtained as described in the preceding paragraph.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ALCOA CORPORATION

Date:	February 26, 2024	By:	/s/ Marissa P. Earnest
Name: Marissa P. Earnest Title: Senior Vice President, Chief Governance Counsel and Secretary